GREEN
                                 [LOGO]CENTURY
                                       FUNDS



January 30, 2006


Dear Green Century Funds Shareholder,


Our records indicate we haven't yet received your vote on several important proposals that affect the management of the Green Century Funds. If you've voted your proxy recently, thank you! If not, we ask you to vote today.

It's extremely important that you vote no matter what the size of your investment. If we don't receive your vote soon, we may need to contact you again.

Please vote today. You'll need the Control Number on the enclosed proxy card(s). If you received more than one proxy card in this envelope, please vote each one, as your shares in each of your accounts must be voted separately.

It's easy to vote:
o By mail. Please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope.
o By telephone. Please call the number on your proxy card and follow the simple instructions. Have your proxy card handy as a reference.
o By Internet. Please go to www.proxyvote.com and follow the on-line instructions. Have your proxy card handy as a reference.

The Green Century Funds Board of Trustees recommends a vote FOR each of the proposals. If you have any questions about the proposals or need additional information, please call us at 1-800-93-GREEN, Monday through Friday, 9:00 a.m. to 6:00 p.m. Eastern Time.


Thank you!

 /s/ Kristina Curtis


Kristina Curtis
President
Green Century Funds

                                                To make voting faster and more
                                                convenient for you, we're
                                                offering the options of voting
                                                on the Internet or by
                                                telephone instead of
                                                completing and mailing the
                                                enclosed proxy card. Either
                                                method is generally available
                                                24 hours a day; your vote will
                                                be confirmed and posted
                                                immediately. If you choose to
                                                vote via the Internet or by
                                                telephone, do not mail this
                                                proxy card.





                                 3 Ways To Vote



--------------------------------------- --------------------------------------- ----------------------------------------
To vote on the Internet                 To vote by telephone                    To vote by mail

1.   Read the proxy statement.          1.   Read the proxy statement.          1.   Read the proxy statement.

2.   Go to www.proxyweb.com             2.   Call toll-free 1-888-221-0697.     2.   Check the appropriate boxes on the
                                                                                     proxy card.
                                        3.   Follow the recorded instructions.
3.   Follow the instructions on the                                             3.   Return the proxy card in the
     website.                                                                        envelope provided.
--------------------------------------- --------------------------------------- ----------------------------------------

However you choose to vote, it is important that you vote to save the expense of additional solicitations.



     GREEN CENTURY FUNDS
     c/o PROXY TABULATOR
     P.O. Box 9112
     Farmingdale, NY 11735


                                      PROXY
                           GREEN CENTURY BALANCED FUND
                            GREEN CENTURY EQUITY FUND


                                     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                                    TO BE HELD FEBRUARY 15, 2006
The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy Perry Basseches, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Balanced Fund and the Green Century Equity Fund to be held at Goulston & Storrs, on February 15, 2006, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals on this proxy card have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" Proposals 1, 2, 3, 4, 5 and 6. The proxy will be voted in accordance with the holder's best judgment as to any other matters.
If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears below. Either owner of a joint account may sign this proxy card, but the signer's name must exactly match the name that appears on the card.

                                           Date: __________________

                                 Please vote, sign where indicated and return
                                       promptly in enclosed envelope.


                                Signature(s)                   (Sign in the Box)
                                ------------------------------------------------
                                |                                              |
                                |                                              |
                                |                                              |
                                ------------------------------------------------
                                Please sign this proxy exactly as your
                                name or names appear. Either owner of a
                                joint account may sign the proxy.
                                Trustees and other fiduciaries should
                                indicate the capacity in which they
                                sign, and where more than one name
                                appears, a majority must sign. If a
                                corporation, this signature should be
                                that of an authorized officer who should state his or her title.

                                                            Green Century 2nd kw

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Green Century Balanced Fund


                    Please fill in box(es) as shown using black or blue ink
                    or number 2 pencil.                                       X
                    PLEASE DO NOT USE FINE POINT PENS.


1.   To elect Trustees of the Funds
                                                                                              FOR ALL      WITHHOLD     FOR ALL
(01)  John  Comerford  (03) Douglas M. Husid   (05) C. William Ryan  (07)  Douglas H. Phelps                           (Except as
(02)  David J. Fine    (04) Stephen J. Morgan  (06) James H. Starr   (08)  Wendy  Wendlandt                              Marked)

To vote against a particular Nominee, mark the "FOR ALL (Except as Marked)"                   0            0            0         1.
box and write the number of each Nominee you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------   FOR          AGAINST      ABSTAIN

2.   To approve an Investment Subadvisory Agreement with Trillium Asset                       0            0            0         2.
     Management Corporation.

3. To authorize the Trustees to adopt a new Declaration of Trust for the Funds.

     3A. The Reorganization of the Trust or any Fund 3D.Redemptions
         or any Class of Shares                      3E.Dollar-Weighted Voting               FOR ALL      AGAINST      ABSTAIN
     3B. Future Amendments                           3F.Other Changes                       (Except as
     3C. Investment in Other Investment Companies                                              Marked)

To vote against a particular proposed change or elimination, mark the "FOR ALL                0            0            0         3.
(Except as Marked)" box and write the letter of each policy you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------

4. To approve changes to and the elimination of certain fundamental investment policies of your Fund.

     4A.  Borrowing                            4E.  Engaging in Short Sales
     4B.  Purchasing Securities on Margin      4F.  Senior Securities                          FOR ALL      AGAINST      ABSTAIN
     4C.  Lending                              4G.  Underwriting Securities                   (Except as
     4D.  Real Estate and Commodities          4H.  Concentration                               Marked)


To vote against a particular proposed change or elimination, mark the "FOR ALL                0            0            0         4.
(Except as Marked)" box and write the letter of each policy you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------   FOR          AGAINST      ABSTAIN

6.   To authorize the Trustees to select and change investment subadvisers and                0            0            0         6.
     enter into investment subadvisory agreements without obtaining the approval of shareholders.

                                                                   Balanced kw R

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Green Century Equity Fund


                  Please fill in box(es) as shown using black or blue
                  ink or number 2 pencil.                                     X
                  PLEASE DO NOT USE FINE POINT PENS.

1.   To elect Trustees of the Funds                                                           FOR ALL      WITHHOLD     FOR ALL
                                                                                                                        (Except as
(01)  John  Comerford  (03) Douglas M. Husid   (05) C. William Ryan  (07)  Douglas H. Phelps                              Marked)
(02)  David J. Fine    (04) Stephen J. Morgan  (06) James H. Starr   (08)  Wendy  Wendlandt

To vote against a particular Nominee, mark the "FOR ALL (Except as Marked)" box               0            0            0         1.
and write the number of each Nominee you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------

3. To authorize the Trustees to adopt a new Declaration of Trust for the Funds.

     3A. The Reorganization of the Trust or any Fund 3D.Redemptions                           FOR ALL      AGAINST      ABSTAIN
         or any Class of Shares                      3E.Dollar-Weighted Voting               (Except as
     3B. Future Amendments                           3F.Other Changes                          Marked)
     3C. Investment in Other Investment Companies

To vote against a particular proposed change or elimination, mark the "FOR ALL                0            0            0         3.
(Except as Marked)" box and write the letter of each policy you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------

5. To approve changes to and the elimination of certain fundamental investment policies of your Fund.

     5A. Borrowing                        5E. Engaging in Short Sales  5I. Writing Put or      FOR ALL     AGAINST     ABSTAIN
     5B. Purchasing Securities on Margin  5F. Senior Securities            Call Options       (Except as
     5C. Lending                          5G. Underwriting Securities  5J. Illiquid Securities  Marked)
     5D. Real Estate and Commodities      5H. Concentration            5K. Diversification

To vote against a particular proposed change or elimination, mark the "FOR ALL                0            0            0         5.
(Except as Marked)" box and write the letter of each policy you do not wish to vote for on the line below.

-------------------------------------------------------------------------------------------   FOR          AGAINST      ABSTAIN

6.   To authorize the Trustees to select and change investment subadvisers and                0            0            0         6.
     enter into investment subadvisory agreements without obtaining the approval of shareholders.

                                                                     Equity kw R